August 7, 2012
Supplemental Financial Information Presentation
Q2 2012
Information is as of June 30, 2012 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2011. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2012 Second Quarter Earnings Call
August 7, 2012
Stuart Rothstein
Chief Executive Officer, President and Chief Financial Officer
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Fixed rate debt refers to the TALF borrowings which were refinanced with the Wells repurchase facility during January 2012.
(3) Debt service coverage is EBITDA divided by interest expense.
Income Statement June 30, 2012 June 30, 2011 % Change June 30, 2012 June 30, 2011 % Change
13,880 $         13,464 $                3.1% 28,309 $         24,402 $         16.0%
(1,929) $          (3,781) $                  -49.0% (5,171) $          (7,121) $          -27.4%
Net interest income (in thousands) 11,951 $         9,683 $                    23.4% 23,138 $         17,281 $         33.9%
0.41 $              0.40 $                      2.5% 0.83 $              0.69 $              20.3%
20,991,450 17,684,991 18.7% 20,978,938 17,556,455 19.5%
Balance sheet June 30, 2012 December 31, 2011 % Change
676,034 $       860,247 $              -21.4%
325,338 $       318,220 $              2.2%
Net stockholders equity 341,518 $       336,978 $              1.3%
2.9 Years 2.2 Years
1.1x 1.6x
- $                251,327 $
350,696 $       290,700 $
6.9x 3.9x
Three Months Ended Six Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Basic and diluted weighted average common shares
outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands)
Investments - Weighted average Duration
Debt to equity
Fixed rate debt (in thousands)
(2)
Debt service coverage
(3)
Floating rate debt (in thousands)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Six Month Overview
Operating Earnings per Share Dividends per Share
Net Interest Income ($000s)
Return on Equity Based on Operating Earnings
(1)
$0.40
$0.40
$0.40 $0.40
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Six Months Ended June 30, 2011 Six Months Ended June 30, 2012
(1) Return on equity is calculated as annualized Operating Earnings for the quarter as a percentage of average equity.
$0.29
$0.42
$0.40
$0.41
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Six Months Ended June 30, 2011 Six Months Ended June 30, 2012
$7,599
$11,187
$9,684
$11,951
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Six Months Ended June 30, 2011 Six Months Ended June 30, 2012
6.8%
10.4%
9.6%
10.0%
0.0%
3.0%
6.0%
9.0%
12.0%
Six Months Ended June 30, 2011 Six Months Ended June 30, 2012
1Q
2Q
1Q 2Q

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Historical Overview
Operating Earnings per Share
(1) Return on equity is calculated as annualized Operating Earnings for the quarter as a percentage of average equity.
Dividends per Share
Net Interest Income ($000s)
Return on Equity Based on Operating Earnings
(1)
9.3%
9.8%
10.4%
10.0%
8.6%
9.0%
9.4%
9.8%
10.2%
10.6%
Q3 2011 Q4 2011 Q1 2012 Q2 2012
$1.50
$1.60
$0.40
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 YTD 2012
$1.09
$1.47
$0.42
$0.41
$0.00
$0.40
$0.80
$1.20
$1.60
2010 2011 YTD 2012
$21,771
$38,464
$11,187
$11,951
$0
$10,000
$20,000
$30,000
$40,000
2010 2011 YTD 2012

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended June 30, 2012 of $8.5 million, or $0.41 per diluted common share
(1)
– A per share increase of 2.5% as compared with Operating Earnings per share for the same period in 2011
– Net interest income of $12.0 million for Q2 2012
– Total expenses of $4.1 million, comprised of management fees of $1.3 million, G&A of
$1.9 million (including a one-time brokerage fee of $0.7 million related to an investment) and non-cash, stock based compensation of $0.9 million
– GAAP net income for the quarter ended June 30, 2012 of $9.9 million, or $0.47 per diluted common share
Dividend
Declared a dividend of $0.40 per share of common stock for the quarter ended September 30,
2012
– Ninth consecutive quarter of maintaining consistent dividend level
– 9.6% annualized dividend yield based on $16.75 closing price on August 3, 2012
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income. Please see slide 22 for a reconciliation of operating earnings and operating earnings per diluted common share to GAAP net income and GAAP net income per diluted common share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Investment and Portfolio Activity
New Investments
– Acquired two senior sub-participation interests with an aggregate face value of $23.8 million, part of a $120 million first mortgage loan secured by over 20 acres of land in the South Boston Waterfront District, which is entitled for over 5.8 million buildable square feet and is currently used as parking with approximately 3,325 spaces.  The aggregate purchase price of the senior sub-participation interests was $17.9 million (75% of face value) and the investment has been underwritten to generate an IRR of approximately 21.7%, after the payment of expenses
(1)
– Acquired $70.7 million of CMBS where the obligors are certain special purpose entities formed to hold substantially all of the assets of Hilton Worldwide, Inc.(the “Hilton CMBS”)  The investment has been underwritten to generate an IRR of approximately 11.7%
(1)
Loan Modification
– Modified a $40 million subordinate loan secured by a ski resort in California to provide financial covenant relief in connection with a loan modification of the senior and junior loans.  The loan modification included the addition of an amendment fee, exit fee and an increase of the interest rate. Following the modification, the investment has been underwritten to generate an IRR of approximately 14.8%
(1)
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank, N.A. (“Wells Facility”). There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form
10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Investment and Portfolio Activity (cont.)
Loan/Investment Repayments
– Received repayment from a $24 million first mortgage loan on a hotel in midtown Manhattan, which generated $8.6 million of equity for reinvestment after repayment of $15.4 million of borrowings
– Received $54.5 million of repayments from CMBS and the repurchase agreement secured by CDO bonds, generating $16.0 million of equity for reinvestment
Financing Overview
Amended JP Morgan Facility
– Amended the JP Morgan repurchase facility to reduce the interest rate spread by 0.50% to LIBOR+2.50%
Amended Wells Fargo Facility
– In connection with the acquisition of the Hilton CMBS, the repurchase facility with Wells Fargo was amended to provide up to $100 million of financing for the purchase of Hilton CMBS at LIBOR+2.35%;  The additional financing is coterminous with the Hilton CMBS, assuming full extensions
Portfolio Summary
Total investments with an amortized cost of $676 million at June 30, 2012
Weighted average underwritten IRR of approximately 15.0%
(1)
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by theManager,calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights and Subsequent Events
Book Value
GAAP book value of $16.59 per share as of June 30, 2012
Fair value of $17.22 per share as of June 30, 2012
(1)
ARI closed at $16.75 on August 3, 2012, a 1% premium to GAAP book value per share and a 2.9%
discount to fair market value per share
Subsequent Events
New Investments
– Acquired a $6.5 million mezzanine loan secured by a pledge of the equity interest in a borrower that owns a mixed use project consisting of 55,585 square feet of Class-A retail and 114,476 square feet of Class-A office in Chapel
Hill, North Carolina. The loan has been underwritten to generate an IRR of approximately 12.0%
(2)
Preferred Offering
– Completed an underwritten public offering of 3.45 million shares of its Series A Cumulative Redeemable
Perpetual Preferred Stock (the “Series A Preferred Stock”), with a liquidation preference of $25 per share, including the exercise of the underwriters’ option to purchase additional shares
– Net proceeds, after the underwriting discount and estimated offering expenses payable by the Company, were approximately $83.2 million
(1) The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management has estimated that the fair value of the Company’s financial assets at June 30, 2012 was approximately $12.9 million greater than the carrying value of the Company’s investment portfolio as of the same date.  This represents a premium of $0.63 per share over the Company's GAAP book value as ofJune 30, 2012.
(2) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by theManager,calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Weighted
Average
IRR
(2)(3)
First Mortgage Loans
(2)
$103,320 $53,060 $50,260 2.4 20.0%
Subordinate Loans 179,602 - 179,602 5.2 14.0%
Repurchase Agreements 41,696 - 41,696 1.8 13.7%
CMBS - AAA 280,697 248,177 $32,520 1.7 16.2%
CMBS - Hilton 70,719 49,459 $21,260 3.4 11.7%
Investments at June 30, 2012 $676,034 $350,696 $325,338 2.9 Years 15.0%
As of June 30, 2012.
(1)  Remaining Weighted Average Life assumes all extension options are exercised.
(2) Borrowings under the Company’s master repurchase facility with JPMorgan bear interest at LIBOR plus 250 basis points, or 2.75% at June 30, 2012. The IRR calculation further assumes the JPM repurchase facility will remain available over the life of these investments.
(3) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Remaining
Weighted
Average
Life (years )
(1)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $676 million
Weighted Average IRR of Approximately 15.0%
(1)
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
CMBS - AAA
42%
CMBS - Hilton
10%
First Mortgages
15%
Subordinate
Loans
27%
Repurchase
Agreements
6%
CMBS - AAA
10%
CMBS - Hilton
7%
First Mortgages
15%
Subordinate
Loans
55%
Repurchase
Agreements
13%
As of June 30, 2012.
(1) The IRR for the investments shown in the above charts reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the charts. See
“Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio Diversification
As of June 30, 2012, first mortgages and subordinate loans represented 70% of
ARI’s investment portfolio’s net equity
The loan portfolio is diversified by property type and geographic location
Loan Portfolio - Geographic Diversification by Face
Amount
(1)
Loan Portfolio - Property Type by Face Amount
(1)
(1) Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
(2) Other category includes the subordinate financing on a ski resort.
Hotel
39%
Office
13%
Retail
26%
Parking/
Development
Site
8%
Other (2)
14%
Northeast
50%
Southeast
5%
Mid-Atlantic
18%
Midwest
5%
West
22%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI –Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)
(1) Based upon Face Amount of Loans; Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
Loan Position and Rate Type
(1)
ARI’s Loan Portfolio had a face amount of $288 million at June 30, 2012
$0
$23.8
$41.7
$99.6
$65.7
$40.0
$0
$50.0
$8.9
$0
$0
$20
$40
$60
$80
$100
$120
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Senior Loan
Fixed
38%
Mezzanine
Loan Fixed
23%
Mezzanine
Loan Floating
12%
Subordinate
Loan Fixed
12%
Subordinate
Loan Floating
7%
Preferred
Equity Fixed
8%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
(1) Ending LTV represents the loan-to-value as of the date of investment for all loans except the $32,000 New York, NY hotel loan, which is as of March 2011.
(2)
Description ($ in thousands) Location
Balance at
June 30, 2012
LTV (Senior
Mortgage) Ending LTV
(1)
First Mortgage - Hotel New York  31,687 $               0% 40%
First Mortgage - Office New York 27,534 $               0% 53%
First Mortgage - Hotel Maryland 25,421 $               0% 57%
First Mortgage - Parking/Development Site
(2)
Boston 23,844 $               0% 28%
Subordinate - Ski Resort California 40,000 $               29% 56%
Subordinate - Retail Various 30,000 $               58% 68%
Subordinate - Retail Virginia 25,670 $               60% 74%
Subordinate - Hotel Portfolio New York 25,000 $               40% 60%
Subordinate -Retail Various 20,000 $               58% 72%
Subordinate - Hotel  New York 15,000 $               51% 63%
Subordinate - Hotel New York 15,000 $               51% 65%
Subordinate - Office Michigan 8,932 $                 53% 68%
Total 288,088 $
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
LTV is based upon the aggregate face value ($23.8 million) of the senior sub-participation interests at the date of investment; ARI purchased the senior sub participation interests for $17.8 million (75% of face value).

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Senior Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date (1)
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size
Appraised
LTV (2)
Hotel
New York, NY
Jan-10 Feb-15 $32,000 31,687 8.25% 30 year
151
rooms
40%
Office Condo (Headquarters)
New York, NY
Feb-10 Feb-15 28,000 27,534 8.00 30 year
73,419
sq. ft.
54%
Hotel
Silver Spring, MD
Mar-10 Apr-15 26,000 25,421 9.00 25 year
263
rooms
58%
Parking/Development Site
Boston, MA
Apr-12 Dec-13 23,844 23,844
2.00%
(L+1.72%)
Interest
Only
20 acres 28%
Total
.
.
$109,844 $108,486 6.99%
(1) Maturity date assumes all extension options are exercised.
(2) Appraised LTV represents the loan to value as of the date of investment for all loans except the $32,000 New York, NY hotel loan, which is as of March 2011.
(3) Interest rate includes 10% current payment with a 3% accrual.
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size
Appraised
LTV (2)
Repurchase Agreement
(3)
Sept-10 Mar-14 $47,439 $41,696 13.00%
Interest
only
N/A N/A
Total $47,439 $41,696 13.00%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subordinate Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date (1)
Original
Face
Amount
Current Face
Amount Coupon
Amortization
Schedule
Appraised
LTV (2)
Senior Mezz – Retail
Various
Dec-09 Dec-19
(3)
$30,000 30,000 12.24%
Interest
only
69%
Junior Mezz – Retail
Various
Dec-09 Dec-19
(3)
20,000 20,000 14.00
Interest
only
74%
Office
Michigan
May-10 Jun-20 9,000 8,932 13.00 25 year 70%
Ski Resort
California
Apr-11 May-17
(4)
40,000 40,000 14.00
Interest
only
64%
Hotel Portfolio
New York
(5)
Aug-11 July-16
(6)
25,000 25,000
11.49
(L+10.49%)
Interest
only
60%
Retail Center
Virginia
(7)
Oct-11 Oct-16
(7)
25,000 25,670 14.00
Interest
only
74%
Hotel
(8)
New York
Jan-12 Jan-15 15,000 15,000 12.00
Interest
only
63%
Hotel
(9)
New York
Mar-12 Feb-16 15,000 15,000
11.50
(L+11.00%)
Interest  only 65%
Total
.
.
$179,000 $179,602 13.03%
(1)  Maturity date assumes all extension options are exercised.
(2)  Appraised LTV represents the loan to value as of the date of investment.
(3) Prepayments are prohibited prior to the fourth year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(4) Prepayments are prohibited prior to the third year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(5) Includes a LIBOR floor of 1% and three one-year extension options subject to certain conditions and the payment of a 0.25% fee for the fourth and fifth year extensions.
(6) Prepayments are prohibited prior to February 2013 and any prepayments thereafter are subject to spread maintenance premiums.
(7) Interest rate of 14.0% includes a 10.0% current payment with a 4.0% accrual.  There are two one-year extension options subject to certain conditions.
(8) Includes a 1.00% origination fee, a one-year extension option subject to certain conditions and a 0.50% extension fee as well as a 1.50% exit fee.
(9) Includes a LIBOR floor of 0.50%, two one-year extension options subject to certain conditions and the payment of a 0.50% fee for the second extension.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net
Equity at
Cost
CMBS – AAA $275,997 $280,697 1.7 $283,365 $248,177 $32,520
CMBS – Hilton 74,854 70,719 3.4 71,205 49,459 21,260
CMBS – Total $350,851 $351,416 2.0 $354,570 $297,636 $53,780
CMBS - AAA
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
46629MAB1 JPMCC 2006-LDP8 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
CMBS - AAA
CUSIP Description
07401DAB7 BSCMS 2007-PW18 A2
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
CMBS – Hilton
CUSIP Description
05956KAA6 BALL 2010-HLTN

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financing Overview
Facility Debt Balance
Weighted
Average
Remaining
Maturity
(1)
Cost of
Funds
Hedged
Cost of
Funds
Wells Facility $297,636 1.5 years 1.8% 2.0%
JP Morgan Facility 53,060 0.5 years 2.7% 2.7%
Total Borrowings at June 30, 2012 $350,696 1.3 years 1.9% 2.1%
Facility Less than 1 year 1 to 3 years 3 to 5 years Total
Wells Facility $118,087 $137,466 $42,083 $297,636
JP Morgan Facility 53,060 - - 53,060
Total Borrowings at June 30, 2012 $171,147 $137,466 $42,083 $350,696
ARI had total borrowings outstanding of $351 million at June 30, 2012
ARI’s borrowings had the following remaining maturities at June 30, 2012:
(1) Assumes extension options on Wells Facility are exercised. Borrowings outstanding under the Wells Facility bear interest at LIBOR plus 125bps, 150bps or 235bps depending on the collateral pledged.

19 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets
(in thousands—except share and per share data)
June 30, 2012 December 31, 2011
Assets:
Cash 11,959 $                         21,568 $
Securities available-for-sale, at estimated fair value 125,631                          302,543
Securities, at estimated fair value 228,939                          251,452
Commercial mortgage loans, held for investment 103,321                          109,006
Subordinate loans, held for investment 179,602                          149,086
Repurchase agreements, held for investment 41,696                            47,439
Principal and interest receivable 11,195                            8,075
Deferred financing costs, net 1,161                               2,044
Other assets 10                                     17
Total Assets 703,514 $                       891,230 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 350,696 $                       290,700 $
TALF Borrowings -                                        251,327
Derivative instruments, net 291                                  478
Accounts payable and accrued expenses 1,072                               1,746
Payable to related party 1,294                               1,298
Dividends payable 8,726                               8,703
Deferred revenue 117                                  -
Total Liabilities 362,196                          554,252
Stockholders' Equity:
Common stock, $0.01 par value, 450,000,000 shares authorized 20,570,616 and 20,561,032 shares issued and
outstanding in 2012 and 2011, respectively 206                                  206
Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding -                                        -
Additional paid-in-capital 337,923                          336,209
Retained earnings 2,214                               -
Accumulated other comprehensive income 975                                  563
Total Stockholders' Equity 341,318                          336,978
Total Liabilities and Stockholders' Equity 703,514 $                       891,230 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations
2012 2011 2012 2011
Net interest income:
Interest income from securities 3,230 $                    6,448 $                    8,552 $                    13,103 $
Interest income from commercial mortgage loans 2,791                        2,297                        5,026                       4,610
Interest income from subordinate loans 5,859                        3,167                        11,172                     5,077
Interest income from repurchase agreements 2,000                        1,552                        3,559                       1,612
Interest expense (1,929)                      (3,781)                      (5,171)                     (7,121)
Net interest income 11,951                     9,683                        23,138                     17,281
Operating expenses:
General and administrative expenses (includes $886 and
$1,969 of non-cash stock based compensation in 2012 and
$384 and $736 in 2011, respectively) (2,762)                      (1,412)                      (4,798)                     (2,792)
Management fees to related party (1,292)                      (1,101)                      (2,581)                     (2,189)
Total operating expenses (4,054)                      (2,513)                      (7,379)                     (4,981)
Interest income from cash balances -                            3                                1                               9
Realized gain on sale of securities -                            -                                 262                           -
Unrealized gain on securities 2,078                        1,366                        3,463                       1,392
Loss on derivative instruments (includes $192 and $187 of
unrealized gains in 2012 and $1,548 and $1,089 of unrealized
losses 2011, respectively) (65)                            (2,019)                      (482)                         (2,001)
Net income 9,910 $                    6,520 $                    19,003 $                11,700 $
Basic and diluted net income per share of common stock    0.47 $                       0.37 $                       0.91 $                      0.66 $
Basic and diluted weighted average common shares outstanding 20,991,450            17,561,032            20,978,938           17,556,455
Dividend declared per share of common stock 0.40 $                       0.40 $                       0.80 $                      0.80 $
Three months ended June 30, Six months ended June 30,

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
June 30, 2012
Earnings Per Share
(Diluted) June 30, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $19,003 $0.91 $11,700 $0.66
Adjustments:
Unrealized gains on securities (3,463) (0.16) (1,392) (0.08)
Unrealized gains on derivative instruments (187) (0.01) 1,089 0.06
Non-cash stock-based compensation expense 1,969 0.09 736 0.04
Total adjustments: (1,681) (0.08) 433 0.02
Operating Earnings 17,322 $0.83 $12,133 $0.69
20,978,938 17,556,455
Six Months Ended
June 30, 2012
Earnings Per Share
(Diluted) June 30, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $9,910 $0.47 $6,520 $0.37
Adjustments:
Unrealized gains on securities (2,078) (0.09) (1,366) (0.08)
Unrealized gains on derivative instruments (192) (0.01) 1,548 0.09
Non-cash stock-based compensation expense 886 0.04 384 0.02
Total adjustments: (1,384) (0.06) 566 0.03
Operating Earnings 8,526 $0.41 $7,086 $0.40
Basic and diluted weighted average common shares outstanding 20,991,450 17,684,991
Three Months Ended
Basic and diluted weighted average common shares outstanding